Vista Capital Appreciation Fund

a series of the Mutual Fund Series Trust

Supplement Dated May 16, 2013

to the Prospectus Dated  December  1, 2012

The Board of Trustees of the Mutual Fund Series Trust has concluded, based on the recommendation of Vista Research and Management, LLC, that it is in the best interests of the Vista Capital Appreciation Fund (the “Fund”) and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares, on June 28, 2013.

The Fund intends to continue to pursue its stated investment objective as long as possible through the liquidation process.  The Fund may need to liquidate significant portions of its portfolio and invest in cash equivalents, such as money market funds, to meet redemption requests until all shares have been redeemed.  Any capital gains or dividends will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JUNE 28, 2013 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

Prior to June 28, 2013, you may exchange your shares of the Fund for shares of the Vista Listed Private Equity Plus Fund free of charge or redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” section in the Prospectus.  If you have questions or need assistance, please contact the Fund at 877-477-7373.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the Prospectus dated December 1, 2012, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information, each dated December 1, 2012, have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 877-477-7373.